POWER OF ATTORNEY


                  The undersigned, acting in the capacity or capacities with respect to Fortune Brands, Inc. stated with their respective names below, hereby constitute and appoint GILBERT L. KLEMANN, II, EDWARD P. SMITH and A. ROBERT COLBY, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below (a) the Registration Statement on Form S-8 of the Fortune Brands, Inc. Non-Employee Director Stock Option Plan,
(b) Post-Effective Amendment No. 1 (Registration No. 33-58865) to the Registration Statement on Form S-8 of the Fortune Brands, Inc. 1990 Long-Term Incentive Plan, (c) Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (Registration No. 33-64071) of the Defined Contribution Plan of Fortune Brands, Inc. and Participating Operating Companies and (d) any and all amendments and supplements thereto:


         Signature                     Title                   Date



      Thomas C. Hays
  ----------------------        Chairman of the Board       April 3, 1998
      Thomas C. Hays             and Chief Executive
                                  Officer (principal
                                executive officer) and
                                      Director




       John T. Ludes
  ----------------------         President and Chief        April 14, 1998
       John T. Ludes            Operating Officer and
                                      Director




  Dudley L. Bauerlein, Jr.
  ------------------------      Senior Vice President       April 23, 1998
  Dudley L. Bauerlein, Jr.       and Chief Financial
                                 Officer (principal
                                 financial officer)




  Craig P. Omtvedt
  ----------------------        Senior Vice President       April 9, 1998
  Craig P. Omtvedt              and Chief Accounting
                                 Officer (principal
                                 accounting officer)

    Eugene R. Anderson
  ----------------------              Director              April 13, 1998
    Eugene R. Anderson




     Patricia O. Ewers
  ----------------------              Director              April 28, 1998
     Patricia O. Ewers





  John W. Johnstone, Jr.
  ----------------------              Director              April 28, 1998
  John W. Johnstone, Jr.




    Wendell J. Kelley
  ----------------------              Director              April 27, 1998
    Wendell J. Kelley




     Sidney Kirschner
  ----------------------              Director              April 28, 1998
     Sidney Kirschner




     Gordon R. Lohman
  ----------------------              Director              April 15, 1998
     Gordon R. Lohman




  Charles H. Pistor, Jr.
  ----------------------              Director              April 28, 1998
  Charles H. Pistor, Jr.




     Anne M. Tatlock
  ----------------------              Director              April 28, 1998
     Anne M. Tatlock

     John W. Thompson
  ----------------------              Director              April 10, 1998
     John W. Thompson





      Peter M. Wilson
  ----------------------              Director              April 28, 1998
      Peter M. Wilson